EXHIBIT     32.1



              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Access Integrated Technologies, Inc. (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company


Date: August 12, 2004             BY:   /S/  A. DALE MAYO
                                        -------------------------------------
                                        A. Dale Mayo
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)